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                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                          Dated as of October 24, 2002

                                       to

                         RECEIVABLES PURCHASE AGREEMENT
                          Dated as of October 27, 2000

     THIS AMENDMENT NO. 1 (the "AMENDMENT"), dated as of October 24, 2002, is entered into by and among LINCOLNSHIRE FUNDING, LLC, a Delaware limited liability company, as Seller, STAPLES, INC., a Delaware corporation, as Servicer, CORPORATE RECEIVABLES CORPORATION, a Delaware corporation, as Conduit Purchaser, CITIBANK, N.A. and LLOYDS TSB BANK plc, as Committed Purchasers, and CITICORP NORTH AMERICA, INC., a Delaware corporation, as agent for the Purchasers (the "AGENT"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the RPA described below.

     WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchasers and the Agent have entered into that certain Receivables Purchase Agreement dated as of October 27, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "RPA"); and

     WHEREAS, the RPA provides for a "Scheduled Termination Date" of October 25, 2001 as such date may be extended by the consent of the parties; and

     WHEREAS, the parties previously consented to an extension of such date from October 25, 2001 to October 24, 2002; and

     WHEREAS, the Conduit Purchaser has requested that the termination date under the Asset Purchase Agreement be extended to October 22, 2003 and the Seller has requested that the Scheduled Termination Date be similarly extended; and

     WHEREAS, the parties to the RPA would like to amend the definition of "Scheduled Termination Date" to take into account future extensions of such dates;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. AMENDMENT. Effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the RPA shall be amended as follows.

          1.1 The definition of "Asset Purchase Agreement" is hereby amended to delete the text thereof in its entirety and to substitute the following therefor:

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               "'ASSET PURCHASE AGREEMENT' means (i) that certain Asset Purchase
          Agreement dated as of August 14, 2001 among the Conduit Purchaser, the Agent and the financial institutions party as "Purchasers" as the same may be amended or otherwise modified from time to time or (ii) in the event the foregoing agreement is terminated, any successor asset purchase or other agreements pursuant to which the Conduit Purchaser may from time to time assign part or all of its Receivables Interest, as such agreements may be amended from time to time."

          1.2 The definition of "Scheduled Termination Date" is hereby amended to delete the text thereof in its entirety and to substitute the following therefor:

               "'SCHEDULED TERMINATION DATE' means, at any time, the "Purchase Termination Date" then in effect under the Asset Purchase Agreement."

     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment executed by each of the parties hereto.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the parties hereto hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

     SECTION 4. REFERENCE TO AND EFFECT ON THE RPA.

               4.1 Upon the effectiveness of this Amendment, each reference in the RPA to "this Agreement", "hereunder", "hereof", "herein" OR WORDS of like import shall mean and be a reference to the RPA, as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

               4.2 Except as specifically amended above, the RPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

               4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the RPA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

     SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                LINCOLNSHIRE FUNDING, LLC

                                By: /s/ William Swanson
                                   ------------------------------------
                                   Name: William Swanson
                                   Title: President

                                STAPLES, INC.

                                By: /s/ Marci Jo Lerner
                                   ------------------------------------
                                   Name: Marci Jo Lerner
                                   Title: V.P. Assistant Treasurer

                                LLOYDS TSB BANK plc

                                By: /s/ Tamara Swaby
                                   ------------------------------------
                                   Name:  Tamara Swaby
                                   Title: Executive Officer
                                   Structured Finance S011

                                By: /s/ Michelle White
                                   ------------------------------------
                                   Name:  Michelle White
                                   Title: Assistant Vice President
                                   Structured Finance W154

                                CITIBANK, N.A.

                                By: /s/ Eric M. Williams
                                   ------------------------------------
                                   Name:  Eric M. Williams
                                   ------------------------------------
                                   Title: Director

                                CITICORP NORTH AMERICA, INC., as Agent

                                By: /s/ Eric M. Williams
                                   ------------------------------------
                                   Name:  Eric M. Williams
                                   Title: Director
                                         ------------------------------

                                CORPORATE RECEIVABLES CORPORATION

                                By: Citicorp North America, Inc., as
                                   Attorney-in-Fact

                                By: /s/ Eric M. Williams
                                   ------------------------------------
                                   Name:  Eric M. Williams
                                   Title: Director
                                         ------------------------------

SIGNATURE PAGE TO AMENDMENT NO.1 TO RECEIVABLES PURCHASE AGREEMENT